UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 23, 2026

NEXGEL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41173	26-4042544
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2150 Cabot Boulevard West, Suite B Langhorne, Pennsylvania	19047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 702-8550

(Former name or former address, if changed since last report)

Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	NXGL	The Nasdaq Capital Market LLC
Warrants to Purchase Common Stock	NXGLW	The Nasdaq Capital Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On September 23, 2026, NexGel, Inc. (the “Company”) held its 2026 Special Meeting of Stockholders (the “Special Meeting”). At the Special Meeting, there were 6,200,043 shares of common stock represented in person or by proxy of the 9,747,663 shares of common stock entitled to be cast, constituting a quorum. The Company’s stockholders voted on the three proposals listed below, which proposals are described in detail in the Company’s definitive proxy statement filed with the U.S. Securities and Exchange Commission on August 24, 2026 (the “Proxy Statement”), which is incorporated by reference herein. The final votes on the proposals presented at the Special Meeting are as follows:

PROPOSAL 1: TO APPROVE AN AMENDMENT TO THE COMPANY’S EXISTING CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF OUR COMMON STOCK FROM 25,000,000 UP TO 150,000,000, WITH THE BOARD OF DIRECTORS HAVING THE DISCRETION TO FILE SUCH AMENDMENT AT ANY TIME WITHIN ONE YEAR FOLLOWING STOCKHOLDER APPROVAL.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,416,811	779,208	4,024	0

As a result, Proposal 1, the amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock from 25,000,000 to up to 150,000,000 shares at the sole discretion of the Board of Directors, was approved by the Company’s stockholders.

PROPOSAL 2: TO APPROVE AN AMENDMENT TO THE COMPANY’S EXISTING CERTIFICATE OF INCORPORATION TO EFFECT A DISCRETIONARY REVERSE STOCK SPLIT OF OUR COMMON STOCK AT A RATIO IN THE RANGE OF 1-FOR-2 TO 1-FOR-20, WITH THE EXACT RATIO TO BE DETERMINED BY THE BOARD OF DIRECTORS IN ITS SOLE DISCRETION AT ANY TIME WITHIN ONE YEAR FOLLOWING STOCKHOLDER APPROVAL.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,450,308	747,210	2,525	0

As a result, Proposal 2, the amendment to the Company’s Certificate of Incorporation to effect a discretionary reverse stock split of the Company’s common stock at a ratio in the range of 1-for-2 to 1-for-20, was approved by the Company’s stockholders.

PROPOSAL 3: TO APPROVE ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING, IF NECESSARY OR APPROPRIATE, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES AT THE TIME OF THE SPECIAL MEETING TO APPROVE PROPOSAL 1 OR PROPOSAL 2.

Votes For	Votes Against	Votes Abstaining	Broker Non-Votes
5,365,667	725,349	109,027	0

As a result, Proposal 3, the proposal to approve one or more adjournments of the Special Meeting to solicit additional proxies, was approved by the Company’s stockholders. As Proposals 1 and 2 each received sufficient votes for approval at the Special Meeting, no adjournment of the Special Meeting was necessary.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 23, 2026

NEXGEL, INC.

	By:	/s/ Brian Kieser
Brian Kieser
Interim Chief Executive Officer